Exhibit 24

POWER OF ATTORNEY

The undersigned does hereby make, constitute and appoint Collin J. D’Silva as his lawful agent and attorney-in-fact solely for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 31, 2003, and any amendments thereto, required to be filed with the Securities and Exchange Commission by Transgenomic, Inc.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 22nd day of January, 2004.

/s/ Gregory Duman

Gregory J. Duman

POWER OF ATTORNEY

The undersigned does hereby make, constitute and appoint Collin J. D’Silva as his lawful agent and attorney-in-fact solely for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 31, 2003, and any amendments thereto, required to be filed with the Securities and Exchange Commission by Transgenomic, Inc.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 16th day of March, 2004.

/s/ Parag Saxena

Parag Saxena

POWER OF ATTORNEY

The undersigned does hereby make, constitute and appoint Collin J. D’Silva as his lawful agent and attorney-in-fact solely for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 31, 2003, and any amendments thereto, required to be filed with the Securities and Exchange Commission by Transgenomic, Inc.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 25th day of February, 2004.

/s/ Jeffrey Sklar

Jeffrey L. Sklar

POWER OF ATTORNEY

The undersigned does hereby make, constitute and appoint Collin J. D’Silva as his lawful agent and attorney-in-fact solely for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 31, 2003, and any amendments thereto, required to be filed with the Securities and Exchange Commission by Transgenomic, Inc.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 23rd day of January, 2004.

/s/ Roland J. Santoni

Roland J. Santoni